Lawrence B. Steinberg, Esq.
Adorno & Yoss, P.A.
700 South Federal Highway
Suite 200
Boca Raton, Florida  33432

File No. 014523.0019


____________________Space above this line for recording data.)__________________



THIS INSTRUMENT MODIFIES AND AMENDS THAT CERTAIN MORTGAGE DEED AND SECURITY AGREEMENT DATED FEBRUARY 3, 2000 AND RECORDED FEBRUARY 8, 2003 IN O.R. BOOK 4399, PAGE 746 OF THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA. DOCUMENTARY STAMPS AND INTANGIBLE TAXES ON THE ORIGINAL INDEBTEDNESS OF $2,515,000.00 WERE PAID IN FULL AND AFFIXED TO THE MORTGAGE.

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR PRINCIPAL BALANCE DUE UPON MATURITY IS $2,515,000.00 TOGETHER WITH ACCRUED INTEREST, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE

                 MORTGAGE MODIFICATION AND RESTATEMENT AGREEMENT

      THIS MORTGAGE MODIFICATION AND RESTATEMENT AGREEMENT is made this ___ day of December, 2003, by and between SUNSTONE GOLF RESORT, INC., a Florida corporation, with a post office address of 2701 Spivey Lane, Orlando, Florida 32837 (hereinafter referred to as "Mortgagor"), and STANFORD VENTURE CAPITAL HOLDINGS, INC., a Delaware corporation, with a post office address at 5050 Westheimer, Houston, Texas 77056 (hereinafter referred to as "Mortgagee").

                              W I T N E S S E T H:

      WHEREAS, Mortgagor is the owner and holder of that certain Promissory Note in the original principal amount of TWO MILLION FIVE HUNDRED FIFTEEN THOUSAND DOLLARS ($2,515,000.00) executed by Sunstone Golf Resort, Inc., a Florida corporation ("Mortgagor") in favor of Arvimex, Inc., a Panamanian corporation ("Arvimex"), dated January 31, 2000, as amended by that certain Note and Mortgage Modification Agreement dated March 31, 2003 (together, the "Note"); and


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

      WHEREAS, the Note is secured by that certain Mortgage Deed executed by Mortgagor, in favor of Arvimex dated February 3, 2000 and recorded in Official Records Book 4399, Page 746 of the Public Records of Polk County, Florida, as amended by that certain Note and Mortgage Modification Agreement dated March 31, 2003 and recorded in Official Records Book 5311, Page 221 of the Public Records of Polk County, Florida (together, the "Mortgage"); and

      WHEREAS, the Mortgage encumbers certain real property located in Polk County, Florida as more particularly described in the Mortgage (the "Mortgaged Property" or "Premises"); the legal description of the real property being set forth on EXHIBIT "A" attached hereto and made a part hereof; and

      WHEREAS, Mortgagee is lending Mortgagor the sum of Six Million Dollars ($6,000,000.00) pursuant to that certain Credit Agreement of even date herewith entered into by and among AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation, SUNSTONE GOLF RESORT, INC., a Florida corporation, AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation, ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., a Florida corporation, LEISURESHARE INTERNATIONAL LIMITED., a United Kingdom corporation, CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company (individually, a "Borrower" and collectively, "Borrowers"), MALCOLM WRIGHT, as "Individual Guarantor", and Mortgagee as "Lender", and as security for the due observance and performance of the covenants and obligations of Borrowers set forth in the Credit Agreement, has agreed to accept the assignment of all of the right, title and interest in and to the Note and the Mortgage held and owned by ARVIMEX, INC., a Panamanian corporation ("Assignor"), provided that the Mortgagor executes and delivers this Mortgage Modification and Restatement Agreement as further security for the full and punctual payment of said Note, and of any renewal or extension of said Note, and the full performance of all the provisions, agreements and covenants therein and herein contained; and

      WHEREAS Assignor has assigned all of its right, title and interest in and to the Note and the Mortgage by virtue of that certain Assignment of Note and Mortgage dated as of even date herewith, and recorded in Official Records Book_____, Page____ of the Public Records of Polk County, Florida (the "Assignment"),

      WHEREAS, Mortgagor acknowledges that Mortgagee would not have entered into the Credit Agreement or accepted the Assignment unless Mortgagor executed and delivered this Mortgage Modification and Restatement Agreement to Mortgagee. Mortgagor further acknowledges that Mortgagor will benefit from the making of the loan contemplated to be made pursuant to the Credit Agreement, and has otherwise received sufficient and adequate consideration for executing this Mortgage Modification and Restatement Agreement with Mortgagee.

      NOW THEREFORE, in consideration of the mutual covenants and agreements of Mortgagor and Mortgagee, the sum of TEN DOLLARS, ($10.00) and other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

1.    RECITALS.
      The foregoing recitations are true and correct and comprise a part of this Agreement.


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2.    MODIFICATION AND RESTATEMENT.

      The terms, conditions, provisions, covenants, agreements, warranties and privileges including and not by way of limitation prepayment privileges if any, contained in the Mortgage, as amended, are hereby modified, and amended in their entirety and restated on the terms of the mortgage attached hereto as EXHIBIT "B" and, as so modified, amended, and restated are hereby ratified, confirmed and approved. The security of such note, bond and other evidence of indebtedness and the Original Mortgage, as amended, shall not be impaired by anything herein contained, but whenever the terms, provisions, covenants and conditions of this instrument conflict in any way with the terms, provisions, covenants and conditions of the note, bonds or other evidence of indebtedness and/or the Mortgage or any of them, the terms, provisions, covenants and conditions of this instrument shall control and prevail. This instrument secures the principal sum of TWO MILLION FIVE HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($2,515,000.00) plus accrued interest thereon, in lawful money of the United States, to be paid pursuant to the terms of the Note, and any further modifications, consolidations, extensions, renewals, restatements, and replacement thereof.

3. Mortgagor agrees to pay any and all documentary stamp tax, intangible tax, or mortgage tax other similar taxes levied against the Note and Mortgage, including, without limitation, any and all interest or penalties assessed thereon, and further agrees to indemnify and hold harmless Mortgagee from and against any and all loss, cost, expense or liability, including, without limitation, attorneys' fees and costs, suffered or incurred by Mortgagee by reason of the levy, assessment or assertion of such taxes, penalties or interest.

4. Mortgagor hereby acknowledges that the total principal amount due and owing to Mortgagee to Borrower under the Note is $2,515,000.00 which Mortgagor acknowledges as its just and true debt to Mortgagee and against which Mortgagor has and claims no defenses, rights or offset or counterclaims whatsoever.

5. Mortgagor further warrants and represents that the Note and the Mortgage are in good standing and free from default and that no event has occurred or failed to occur which, with the giving of notice or the passage of time or both, would comprise such a default.

6. Mortgagee and Mortgagor hereby agree that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, as amended, the receipt and sufficiency of which are hereby acknowledged, in the event Mortgagor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy or insolvency, (iv) have a sought, consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief or relief for debtors, Mortgagee shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Mortgagee as provided in the Note or Mortgage and as otherwise provided by law against the Premises and other assets on which Mortgagee currently has a lien under the Mortgage and the other documents given in connection with the Mortgage and this Agreement.


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

7. Except as provided herein, Mortgagee and Mortgagor hereby agree and acknowledge that nothing herein contained shall in any manner affect, alter, change, or impair the rights, remedies and security of the Mortgagee as provided in the Mortgage. It is the intent of the parties hereto that this Agreement shall not constitute a novation and shall in no way adversely affect the lien of the Mortgage. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage over the claims which would otherwise be subordinate thereto, and upon any such ruling not being appealed or not being appealable, then to the extent that a third party acquires an interest in the Premises between the time of execution of the Mortgage and the execution hereof and is prejudiced hereby, the Mortgage, or such portion hereof as shall be so construed to affect the lien of the Mortgage, shall be void and of no force or effect, as to that claim only, and this Agreement shall constitute, as to that claim only, a lien upon the Premises subordinate to such third party's interest, incorporating by reference the terms of the Mortgage, and the Mortgage shall then be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, as between themselves, Mortgagor and Mortgagee shall be bound by all terms and conditions hereof until all indebtedness owing to the Mortgagee shall have been paid in full.

8. No delay by Mortgagee in exercising any right or remedy under the Mortgage or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default thereunder. No waiver by Mortgagee of any default shall constitute a waiver of or consent to subsequent defaults. No failure of Mortgagee to exercise any option to accelerate maturity of the debt secured by the Mortgage, no forbearance by Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceedings by Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt by reason of any past, present or future default on the part of Mortgagor; and, in like manner, the procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt by Mortgagee.

9. As a material inducement for Mortgagee to execute this Agreement, Mortgagor does hereby waive and release, acquit, satisfy and forever discharge Mortgagee and its affiliates and assignees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which Mortgagor ever had, now has, or which any personal representative, successor, heir or assign of Mortgagor hereafter can, shall or may have against Mortgagee, or any of its respective affiliates, officers, directors, employees, agents and assignees, for upon or by reason of any matter, cause or thing whatsoever through the date hereof. In addition to, and without limiting the generality of the foregoing, and in consideration of Mortgagee's execution of this Agreement, Mortgagor covenants with and warrants unto Mortgagee, and its affiliates and assignees, that there exist no claims, counterclaims, defenses, objections, offsets or claims of offsets against Mortgagee or the joint and several obligation of Mortgagor to pay the indebtedness evidenced by the Note to Mortgagee when and as the same becomes due and payable.


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

10. Time is of the essence in all matters connected herewith.

11. At any time, and from time to time, upon request by Mortgagee, Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to Mortgagee and where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices or places as shall be deemed desirable by Mortgagee, any and all other such further mortgages, instruments of further assurances, financing statements, certificates and other documents as may, in the opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, perfect or to continue and preserve:

a. the obligation of Mortgagor under the Note and this Mortgage; and b. the lien of this Mortgage as a valid lien upon all of the Premises.

Upon any failure by Mortgagor so to do, Mortgagee may make, execute, record, file, rerecord and/or refile any and all such Mortgages, financing statements, instruments, certificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney in fact of Mortgagor so to do. The lien hereof will automatically attach without further act, to all after acquired property of Mortgagor that shall be attached to and/or used in the operation of the Premises or any part thereof.

12. In case any one or more of the covenants, agreements, terms, conditions or provisions contained in the Mortgage or in the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms, conditions or provisions contained herein and in the Note shall be in no way affected, prejudiced or disturbed thereby.

13. All notices which are required or permitted hereunder must be in writing shall be deemed to have been given, delivered or made, as the case may be (notwithstanding lack of actual receipt by the addressee), (i) when delivered by personal delivery, or (ii) three (3) business days after having been deposited in the United States Mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (iii) one (1) business day after having been deposited with an expedited overnight courier service (such as, by way of example, but not limitation, U.S. Express Mail, Federal Espress or Purolator), with proof of delivery, addressed to the party to whom notice is intended to be given at the address set forth as follows:

                                       To Mortgagee:
                                       William Fusselmann
                                       Stanford Venture Capital Holdings, Inc
                                       5050 Westheimer
                                       Houston, Texas 77050

                                       with copy to:
                                       Seth Joseph, Esq.
                                       Lawrence B. Steinberg, Esq.
                                       Adorno & Yoss, P.A.
                                       700 South Federal Highway
                                       Suite 200
                                       Boca Raton, Florida 33432
                                       (561) 393-5660
                                       (561) 338-8698 - Telecopier

                                       Mortgagor:
                                       Sunstone Golf
                                       Resort, Inc.
                                       2701 Spivey Lane
                                       Orlando, Florida 32837

                                       with copy to:
                                       Alan I. Armour, II, Esq.
                                       Nason Yeager Gerson White & Lioce, P.A.
                                       1645 Palm Beach Lakes Blvd.,
                                       Suite 1200
                                       West Palm Beach, Florida 33401


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

      Any party may change the address to which its notices are sent by giving the other party written notice of any such change in the manner provided in this paragraph, but notice of change of address is effective only upon receipt.

      Mortgagor shall deliver to Mortgagee, promptly upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the Premises covered hereby, including, without limitation, notices from any lessee or sublessee claiming that Mortgagor is in default under any terms of any lease or sublease.

14. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15. Any disputes arising under this Mortgage executed shall be governed by and construed in accordance with the law of the State of Florida.

16. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR THIRD-PARTY CLAIMS) BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS MORTGAGE OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. MORTGAGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE OR MORTGAGEE'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE MORTGAGEE ACCEPTING THIS MORTGAGE AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE MORTGAGOR AND SHALL SURVIVE DURING THE ENTIRE TIME THAT ANY AMOUNT OF THE NOTE SHALL REMAIN UNPAID.


      IN WITNESS WHEREOF, Mortgagor and Mortgagee have hereunto executed these presents under seal the day, month and year first above written.


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

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR PRINCIPAL BALANCE DUE UPON MATURITY IS $2,515,000.00 TOGETHER WITH ACCRUED INTEREST, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered
in the presence of:                      SUNSTONE GOLF
                                         RESORT, INC., a Florida corporation

_____________________________            By:________________________________
Signature of witness                        Malcolm

_____________________________               Wright, President
Printed name of witness

_____________________________

Signature of witness

_____________________________
Printed name of witness



                                        STANFORD VENTURE CAPITAL HOLDINGS, INC., a Delaware corporation

_____________________________           By:_________________________________
Signature of witness                    Its:________________________________
_____________________________
Printed name of witness

_____________________________
Signature of witness

_____________________________
Printed name of witness


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

                                                     (Signature of Notary)
                                                     (Print Name of Notary)
                                                     My Commission expires:___

STATE OF FLORIDA
COUNTY OF _________________


      The foregoing instrument was acknowledged before me this ____ day of December, 2003 by MALCOLM WRIGHT, as President of SUNSTONE GOLF RESORT, INC., a Florida corporation, on behalf of the corporation. Such person is personally known to me (YES) (NO) or has produced ___________________________ as identification.

                                                   ___________________________
                                                   (Signature of Notary)
                                                   ___________________________
                                                   (Print Name of Notary)
                                                   My commission expires:_______



                                   EXHIBIT "A"


      That part of Section 25, Township 25 South, Range 26 East, Polk County, Florida, lying East of U.S. Highway 27, LESS & EXCEPT the North 1150.35 feet thereof, and LESS & EXCEPT the Maintained Right of Way for Tri-County Road #2.


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